THE ADVISORS' INNER CIRCLE FUND II
              HANCOCK DIVERSIFIED INTERNATIONAL FUND (THE "FUND")

                       SUPPLEMENT DATED OCTOBER 14, 2011
                                     TO THE
                     PROSPECTUS AND SAI DATED MAY 31, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS (THE "PROSPECTUS") AND STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") DATED MAY 31, 2011 AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

EFFECTIVE IMMEDIATELY, KRISTY OEHMS AND JOHN PORTWOOD ARE NO LONGER PORTFOLIO MANAGERS FOR THE FUND. ACCORDINGLY, THE PROSPECTUS AND SAI ARE SUPPLEMENTED AS
FOLLOWS:

1. All references to Kristy Oehms and John Portwood with respect to the Fund are hereby removed from the Prospectus and SAI in their entirety.

2. The section with the heading "Portfolio Managers" on page 14 of the Prospectus is hereby deleted and replaced with the following:

                  PORTFOLIO  MANAGER

                  Paul Viera, CEO and Partner, founded the Sub-Adviser in 1998 and has managed the Fund since its inception.

3.       The seventh paragraph under the heading "Portfolio Managers" on page
         35 of the Prospectus is hereby deleted and replaced with the following:

Paul Viera founded the Sub-Adviser, serves as its CEO and Partner, and has managed the Diversified International Fund since its inception. Mr. Viera developed Return Pattern Recognition and has led the investment efforts of the Sub-Adviser's international product since its inception, including the last 12 years. He has over 26 years of investment experience.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


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